EXHIBIT 3.1(I)

Articles of Incorporation

Electronic Articles of Incorporation

For

STATEWIDE LIFE & HEALTH, INC

The undersigned incorporator, for the purpose of forming a Florida profit corporation, hereby adopts the following Articles of Incorporation:

Article I

The name of the corporation is:

STATEWIDE LIFE & HEALTH, INC

Article II

The principal place of business address:

1489 W. PALMETTO PARK RD.

SUITE 467

BOCA RATON, FL. US 33486

The mailing address of the corporation is:

1489 W. PALMETTO PARK RD.

SUITE 467

BOCA RATON, FL. US 33486

Article III

The purpose for which this corporation is organized is:

ANY AND ALL LAWFUL BUSINESS.

Article IV

The number of shares the corporation is authorized to issue is:

100

Article V

The name and Florida street address of the registered agent is:

JAMES PALLADINO

1489 W. PALMETTO PARK

SUITE 467

BOCA RATON, FL. 33486

I certify that I am familiar with and accept the responsibilities of registered agent.

Registered Agent Signature: JAMES PALLADINO

Article VI

The name and address of the incorporator is:

JAMES PALLADINO

1489 W. PALMETTO PARK RD 467

BOCA RATON, FL 33486

Electronic Signature of Incorporator: JAMES PALLADINO

I am the incorporator submitting these Articles of Incorporation and affirm that the facts stated herein are true. I am aware that false information submitted in a document to the Department of State constitutes a third degree felony as provided for in s.817.155, F.S. I understand the requirement to file an annual report between January 1st and May 1st in the calendar year following formation of this corporation and every year thereafter to maintain “active” status.

Article VII

The initial officer(s) and/or director(s) of the corporation is/are:

Title: P

FRANK BEVACQUA

1489 W. PALMETTO PARK RD SUITE 467

BOCA RATON, FL. 33486 US

Title: VP

JAMES PALLADINO

1489 W. PALMETTO PARK RD SUITE 467

BOCA RATON, FL. 33486 US

Title: S

IRENE BEVACQUA

1489 W. PALMETTO PARK RD SUITE 467

BOCA RATON, FL. 33486 US

Article VIII

The effective date for this corporation shall be:

05/01/2011

Articles of Amendment

to
Articles of Incorporation

of

STATEWIDE LIFE & HEALTH, INC.

(Name of Corporation as currently filed with the Florida Dept. of State)

P11000042556

(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida Profit Corporation adopts the following amendment(s) to its Articles of Incorporation:

A.

If amending name, enter the new name of the corporation:

________________________________________________________________________The new name must be distinguishable and contain the word “corporation,” “company”” or “incorporated” or the abbreviation “Corp.,” “Inc.”” or “Co.” or the designation “Corp.” “Inc.,” or “Co.” A professional corporation name must contain the word “chartered,” “professional association,” or the abbreviation “P.A.”

B. Enter new principal office address, if applicable:
(Principal office address MUST BE A STREET ADDRESS )

C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX )

D.  If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent:

New Registered Office Address:	(Florida street address)

		,	Florida
(City) (Zip Code)

New Registered Agent's Signature, if changing Registered Agent:

I hereby accept the appointment as registered agent, I am familiar with and accept the obligations of the position.

Signature of New Registered Agent, if changing

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added: (Attach additional sheets, if necessary)

Title	Name	Address	Type of Action

P	Frank Bevacqua	1489 W. Palmetto Pk. Rd.	☐ Add
		Suite 467	☑ Remove
Boca Raton, FL 33468

S	Irene Bevacqua	1489 W. Palmetto Pk. Rd.	☐ Add
		Suite 467	☑ Remove
Boca Raton, FL 33468

☐ Add
☑ Remove

E.

If amending or adding additional Articles, enter change(s) here:

(attach additional sheets, if necessary).

(Be specific)

Article IV is amended to read: “The number of shares the corporation is authorized to issue is

100,000,000 Common shares, $001 par value”.

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

F.

If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself: (if not applicable, indicate N/A)

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

The date of each amendment(s) adoption: July 12, 2011

(date of adoption is required)

Effective date if applicable: _____________________________________________________

(no more than 90 days after amendment file date)

Adoption of Amendment(s)

(CHECK ONE)

☑

The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐

The amendment(s) was/were approved by the shareholders through voting groups. The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s);

“The number of votes cast for the amendment(s) was/were sufficient for approval by _______________________________________.”

(voting group)

☐

The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐

The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.